UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

UNDER ARMOUR, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  UNDER ARMOUR, INC.  ATTN: CORPORATE SECRETARY 101 PERFORMANCE DRIVE  BALTIMORE, MARYLAND 21230  UNDER ARMOUR, INC.  2025 Annual Meeting  Vote by September 2, 2025  11:59 PM ET  You invested in UNDER ARMOUR, IN. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meetig of Stockholders. This is an important notice regarding the  availability of proxy materials for the annual meeting of stockholders to be held on September 3, 2025 at 1:00 PM Eastern Time.  Get informed before you vote  View the Proxy Statement and Under Armour, Inc.’s Fiscal Year 2025 Annual Report online OR you can receive a free paper or  email copy of the material(s) by requesting prior to August 20, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote in Person at the Meeting*  September 3, 2025 1:00 PM Eastern Time Under Armour, Inc.  2601 Port Covington Drive Baltimore, MD 21230  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.Proxyoe.com  Control #  V76181-P34425 aaa

 Your Vote Counts!  Vote Virtually at the Meeting*  August 26, 2026 1:00 PM Eastern Time  Virtually at: www.virtualshareholdermeeting.com/UA2026  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  T02184-P54040  UNDER ARMOUR, INC.  ATTN: CORPORATE SECRETARY 101 PERFORMANCE DRIVE  BALTIMORE, MARYLAND 21230  UNDER ARMOUR, INC.  2026 Annual Meeting  Vote by August 25, 2026  11:59 PM ET  You invested in UNDER ARMOUR, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the  availability of proxy materials for the annual meeting of stockholders to be held on August 26, 2026 at 1:00 PM Eastern Time.  Get informed before you vote  View the Proxy Statement and Under Armour, Inc.’s Fiscal Year 2026 Annual Report online OR you can receive a free paper or  email copy of the material(s) by requesting prior to August 12, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  For  Nominees:  Douglas E. Coltharp 04) Carolyn N. Everson 07) Eric T. Olson 10) Robert J. Sweeneyl  Jerri L. DeVard 05) Dawn N. Fitzpatrick 08) Kevin A. Plank 11) Patrick W. Whitesell  Mohamed A. El-Erian 06) David W. Gibbs 09) Eugene D. Smith  2. To approve, by a non-binding advisory vote, the compensation of executives as disclosed in the “Executive Compensation” section of the proxy statement, including the Compensation Discussion and Analysis and tables.  For  3. To approve the Fifth Amended and Restated 2005 Omnibus Long-Term Incentive Plan to increase the number of shares of Class C Common Stock reserved for issuance, among other changes.  For  4. Ratification of appointment of independent registered public accounting firm for the fiscal year ending March 31, 2027.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  T02185-P54040